                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2


                         MONTHLY SERVICER'S CERTIFICATE



      Accounting Date:                                      April 30, 2001
                                               ----------------------------
      Determination Date:                                     May 11, 2001
                                               ----------------------------
      Distribution Date:                                      May 15, 2001
                                               ----------------------------
      Monthly Period Ending:                                April 30, 2001
                                               ----------------------------

      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 2000, among Associates Automobile Receivables Trust, 2000-2 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.    Collection Account Summary

      Available Funds:
                           Payments Received                                                       $34,004,098.41
                           Liquidation Proceeds (excluding Purchase Amounts)                        $2,745,240.65
                           Current Monthly Advances                                                    383,033.24
                           Amount of withdrawal, if any, from the Reserve Account                           $0.00
                           Amount of withdrawal, if any, from the Capitalized
                           Interest Account                                                                 $0.00
                           Monthly Advance Recoveries                                                 (384,370.48)
                           Purchase Amounts-Warranty and Administrative Receivables                         $0.00
                           Purchase Amounts - Liquidated Receivables                                        $0.00
                           Income from investment of funds in Trust Accounts                           $20,563.05
                                                                                                   ---------------
      Total Available Funds                                                                                          $36,768,564.87
                                                                                                                   =================

      Amounts Payable on Distribution Date:
                           (i)     Reimbursement of Monthly Advances                                        $0.00
                           (ii)    Trustee and other fees                                                   $0.00
                           (iii)   Basic Servicing Fee                                              $1,016,807.98
                           (iv)    Noteholders' Interest Distributable Amount
                                     Class A-1  Interest Distributable Amount                               $0.00
                                     Class A-2  Interest Distributable Amount                       $1,342,628.88
                                     Class A-3  Interest Distributable Amount                       $1,824,350.00
                                     Class A-4  Interest Distributable Amount                         $695,750.00
                                     Class A-5  Interest Distributable Amount                       $1,217,425.00
                           (v)     Noteholders' Principal Distributable Amount
                                     Payable to Class A-1 Noteholders                                       $0.00
                                     Payable to Class A-2 Noteholders                                       $0.00
                                     Payable to Class A-3 Noteholders                                       $0.00
                                     Payable to Class A-4 Noteholders                                       $0.00
                                     Payable to Class A-5 Noteholders                                       $0.00
                           (vi)    Premium Amount and any amounts owed and not
                                     paid to the Security Insurer under the Insurance
                                     Agreement.                                                       $129,555.38
                           (vii)   Reserve Account deposit                                                  $0.00
                           (viii)  Additional Principal Distributable Amount
                                     Payable to Class A-1 Noteholders                                       $0.00
                                     Payable to Class A-2 Noteholders                              $23,201,796.27
                                     Payable to Class A-3 Noteholders                                       $0.00
                                     Payable to Class A-4 Noteholders                                       $0.00
                                     Payable to Class A-5 Noteholders                                       $0.00
                           (ix)    Additional Servicing Fee                                                 $0.00
                           (x)     Regardless of whether there is an Insurer
                                     Default, any amounts due to the Security
                                     Insurer and not covered in (vi) above                                  $0.00
                           (xi)    Any remaining Available Funds to the Certificate
                                     Distribution Account                                           $7,340,251.36
                                                                                                   ---------------
      Total Amounts Payable on Distribution Date                                                                     $36,768,564.87
                                                                                                                   =================
                           Less: Servicing Fee                                                                       ($1,016,807.98)
                           Less: Investment Income                                                                      ($20,563.05)

      Net Payment to Trustee                                                                                         $35,731,193.84



                                Page 1 (2000-2)

II.   Calculation of Reserve Account Deposit; withdrawal from Reserve Account;
      Deficiency Claim Amount; Pre-Funding Account Shortfall and Capitalized
      Interest Account withdrawal

      Reserve Account deposit:

                           Amount of excess, if any, of Available Funds over
                              total amounts payable (or amount of such excess up
                              to the Specified Reserve Balance pursuant to
                              Section 4.6, clauses (i) through (vi) of the Sale
                              and Servicing Agreement)                                                                      $0.00
                                                                                                                 -----------------

      Reserve Account Withdrawal on any Determination Date:
                           Amount equal to the excess of the Total Required
                              Payment over the amount of Available Funds with respect to such Determination Date.

                           Total Required Payment
                           (i)       Sum of the amounts distributable pursuant
                                     to Section 4.6, clauses (i) through (vi) of
                                     the Sale and Servicing Agreement.                                              $6,226,517.24
                           (ii)      After the occurrence of Event of Default
                                     the sum of the amounts distributable
                                     pursuant to Section 4.6, clauses (i)
                                     through (viii) of the Sale and Servicing
                                     Agreement.                                                                             $0.00
                           (iii)     After the occurrence of Event of Default
                                     the amount necessary to reduce the
                                     Aggregate Note Principal Balance to zero.                                              $0.00
                                                                                                                 -----------------

                           Total Required Payment                                                                   $6,226,517.24

                           Available Funds                                                                         $36,768,564.87

                           Amount of withdrawal, if any, from the Reserve Account                                           $0.00

      Withdrawal from Capitalized Interest Account:

                           Amount of withdrawal, if any, from the Capitalized
                              Interest Account                                                                              $0.00

      Deficiency Claim Amount:

                           Amount of excess, if any, of total amounts payable
                              over funds available for withdrawal from Reserve
                              Amount, the Capitalized Interest Account and
                              Available Funds                                                                               $0.00

      Pre-Funding Account Shortfall:

                           Amount of excess, if any, on the Distribution Date on
                              or immediately following the end of the Funding
                              Period, of (a) the sum of the Class A-1 Prepayment
                              Amount, the Class A-2 Prepayment Amount, the Class
                              A-3 Prepayment Amount, the Class A-4 Prepayment
                              Amount, and the Class A-5 Prepayment Amount over
                              (b) the amount on deposit in the Pre-Funding
                              Account                                                                                       $0.00

      (In the event a Deficiency Claim Amount or Pre-Funding Account Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral
         Agent, the Security Insurer, the Fiscal Agent, if any, the Owner
         Trustee and the Servicer specifying the Deficiency Claim Amount or the Pre-Funding Account Shortfall.)

III.  Collected Funds

      Payments Received:
                           Supplemental Servicing Fees                                                    $0.00
                           Amount allocable to interest                                           13,790,489.63
                           Amount allocable to principal                                          20,213,608.78
                           Amount allocable to Insurance Add-On Amounts                                   $0.00
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                                     $0.00
                                                                                                 ---------------

      Total Payments Received                                                                                      $34,004,098.41

      Liquidation Proceeds:
                           Gross amount realized with respect to Liquidated
                              Receivables                                                          2,774,811.04

                           Less: (i) reasonable expenses incurred by Servicer
                              in connection with the collection of such
                              Liquidated Receivables and the repossession and
                              disposition of the related Financed Vehicles
                              and (ii) amounts required to be refunded to
                              Obligors on such Liquidated Receivables                                (29,570.39)
                                                                                                 ---------------

      Net Liquidation Proceeds                                                                                       2,745,240.65

      Allocation of Liquidation Proceeds:
                           Supplemental Servicing Fees                                                    $0.00
                           Amount allocable to interest                                                   $0.00
                           Amount allocable to principal                                                  $0.00
                           Amount allocable to Insurance Add-On Amounts                                   $0.00
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                                     $0.00             $0.00
                                                                                                 --------------- -----------------

      Total Collected Funds                                                                                        $36,749,339.06
                                                                                                                 =================



                                Page 2 (2000-2)

IV.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables
                              Amount allocable to interest                                                $0.00
                              Amount allocable to principal                                               $0.00
                              Amount allocable to Outstanding Monthly Advances
                                 (reimbursed to the Servicer prior to deposit in
                                 the Collection Account)                                                  $0.00             $0.00
                                                                                                 ---------------

      Purchase Amounts - Administrative Receivables
                              Amount allocable to interest                                                $0.00
                              Amount allocable to principal                                               $0.00
                              Amount allocable to Outstanding Monthly Advances
                                 (reimbursed to the Servicer prior to deposit in
                                 the Collection Account)                                                  $0.00             $0.00
                                                                                                 ---------------

      Total Purchase Amounts                                                                                                $0.00
                                                                                                                 =================

V.    Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                    $749,184.62

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                              Payments received from Obligors                                      ($384,370.48)
                              Liquidation Proceeds                                                        $0.00
                              Purchase Amounts - Warranty Receivables                                     $0.00
                              Purchase Amounts - Administrative Receivables                               $0.00
                                                                                                 ---------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                     ($384,370.48)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                    ($384,370.48)

      Remaining Outstanding Monthly Advances                                                                          $364,814.14

      Monthly Advances - current Monthly Period                                                                       $383,033.24
                                                                                                                 -----------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                      $747,847.38
                                                                                                                 =================

VI.   Calculation of Interest and Principal Payments

      A. Calculation of principal reductions

            Payments received allocable to principal                                                               $20,213,608.78
            Aggregate of Principal Balances as of the Accounting Date of all
               Receivables that became Liquidated Receivables
               during the Monthly Period                                                                            $5,282,870.64
            Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
            Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
            Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
            Cram Down Losses                                                                                                $0.00
                                                                                                                 -----------------

      Total principal reductions                                                                                   $25,496,479.42
                                                                                                                 =================

      B. Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-1 Noteholders on such Distribution Date)                           $0.00

            Multiplied by the Class A-1 Interest Rate                                                     6.615%

            Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 50/360                                                          0.16944444             $0.00
                                                                                                 ---------------

            Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -----------------

            Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                 =================

      C. Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-2 Noteholders on such Distribution Date)                  237,283,455.22

            Multiplied by the Class A-2 Interest Rate                                                     6.790%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360              0.08333333     $1,342,628.88
                                                                                                 ---------------

            Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -----------------

            Class A-2 Interest Distributable Amount                                                                 $1,342,628.88
                                                                                                                 =================



                                Page 3 (2000-2)

      D. Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-3 Noteholders on such Distribution Date)                  321,000,000.00

            Multiplied by the Class A-3 Interest Rate                                                     6.820%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360              0.08333333     $1,824,350.00
                                                                                                 ---------------

            Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -----------------

            Class A-3 Interest Distributable Amount                                                                 $1,824,350.00
                                                                                                                 =================

      E. Calculation of Class A-4 Interest Distributable Amount

            Class A-4 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-4 Noteholders on such Distribution Date)                  121,000,000.00

            Multiplied by the Class A-4 Interest Rate                                                     6.900%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360              0.08333333       $695,750.00
                                                                                                 ---------------

            Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -----------------

            Class A-4 Interest Distributable Amount                                                                   $695,750.00
                                                                                                                 =================

      F. Calculation of Class A-5 Interest Distributable Amount

            Class A-5 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-5 Noteholders on such Distribution Date)                 $209,000,000.00

            Multiplied by the Class A-5 Interest Rate                                                     6.990%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360              0.08333333     $1,217,425.00
                                                                                                 ---------------

            Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -----------------

            Class A-5 Interest Distributable Amount                                                                 $1,217,425.00
                                                                                                                 =================

      G. Calculation of Noteholders' Interest Distributable Amount

            Class A-1 Interest Distributable Amount                                                       $0.00
            Class A-2 Interest Distributable Amount                                               $1,342,628.88
            Class A-3 Interest Distributable Amount                                               $1,824,350.00
            Class A-4 Interest Distributable Amount                                                 $695,750.00
            Class A-5 Interest Distributable Amount                                               $1,217,425.00

            Noteholders' Interest Distributable Amount                                                              $5,080,153.88
                                                                                                                 =================

      H. Calculation of Noteholder's Monthly Principal Distributable Amount:

            The sum of (i) the amount necessary to reduce the Aggregate Note Principal balance minus the Pre-Funded Amount to 95.50% of the Pool Balance and
               (ii) on any Final Scheduled Distribution Date the excess outstanding principal balance of any Class

            Aggregate Note Principal Balance                                                                      $888,283,455.22
            Pre-Funded Amount                                                                                               $0.00
                                                                                                                 -----------------
            Aggregate Note Principal Balance minus Pre-Funded Amount                                              $888,283,455.22

            95.50% of the Pool Balance                                                                            $907,860,422.31

            Excess outstanding principal balance of any Class on any Final Scheduled
               Distribution Date                                                                                            $0.00
                                                                                                                 -----------------

            Noteholders' Principal Distributable Amount                                                                     $0.00
                                                                                                                 =================



                                Page 4 (2000-2)

      J. Calculation of Additional Principal Distributable Amount

            The excess of the Required Overcollateralization Amount over the Overcollateralization Amount

            Required Overcollateralization Amount

            If no Level I Trigger Event or Level II Trigger Event exist, the least of
                             (i)  Aggregate Note Principal Balance, and
                             (ii) The greater of
                                  (a) 9.00% of the Pool Balance and
                                  (b) Minimum Overcollateralization Amount (generally
                                      1.50% of the Original Pool Balance)                                            $85,557,526.71

            If a Level I Trigger Event exists, but no Level II Trigger Event exists, the greater of
                             (i)  14.0% of the Pool Balance and
                             (ii) 2.5% of the Original Pool Balance                                                           $0.00

            If a Level II Trigger Event exists, 100% of the Pool Balance                                                      $0.00

            Required Overcollateralization Amount                                                                    $85,557,526.71
                                                                                                                   -----------------

            Overcollateralization Amount

            The Excess of the Pool Balance over the Aggregate Note Principal Balance minus the Noteholder's

            Principal Distributable Amount minus the Pre-Funded Amount                                                62,355,730.44

            Remaining Available Funds                                                                                $30,542,047.63
                                                                                                                   -----------------

            Additional Principal Distributable Amount                                                                $23,201,796.27

VII.  Pre-Funding Account

      A. Withdrawals from Pre-Funding Account:

            Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Distribution Date, as of
               the Closing Date                                                                                               $0.00

            Less: withdrawals from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables to the Trust occurring on a Subsequent Transfer
               Date (an amount equal to the product of (a) 95.50% and (b) the
               principal balance of the Subsequent Receivables)                                                               $0.00

            Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 2001 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
               below)                                                                                                         $0.00

            Amount remaining on deposit in the Pre-Funding Account after
               Distribution Date                                                                                              $0.00

      B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

            Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (January 2001
               Distribution Date) or the Pre-Funded Amount being reduced
               to $100,000 or less on any Distribution Date                                                                   $0.00

            Class A-1 Prepayment Amount                                                                                       $0.00
            Class A-2 Prepayment Amount                                                                                       $0.00
            Class A-3 Prepayment Amount                                                                                       $0.00
            Class A-4 Prepayment Amount                                                                                       $0.00
            Class A-5 Prepayment Amount                                                                                       $0.00
                                                                                                                   -----------------

            Total Prepayment Amount                                                                                           $0.00
                                                                                                                   =================

      C. Prepayment Premiums:

            Class A-1 Prepayment Premium                                                                                      $0.00
            Class A-2 Prepayment Premium                                                                                      $0.00
            Class A-3 Prepayment Premium                                                                                      $0.00
            Class A-4 Prepayment Premium                                                                                      $0.00
            Class A-5 Prepayment Premium                                                                                      $0.00



                                Page 5 (2000-2)

VIII. Reserve Account

      Amount on deposit in the Reserve Account as of the preceding Distribution
         Date or, in the case of the first Distribution Date, as of the Closing
         Date                                                                                                         $5,497,524.38

      Plus the excess, if any, of the Specified Reserve Balance over amount on deposit in the Reserve Account and amounts payable in Section 4.6 (vii)
         of the Sale and Servicing Agreement (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
         Receivables)                                                                                                         $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account
         over the Specified Reserve Balance                                                                                   $0.00

      Less: withdrawals from the Reserve Account to cover the excess, if any, of
         Total Required Payment over Available Funds (see IV above)                                                           $0.00

      Amount remaining on deposit in the Reserve Account after the Distribution
         Date                                                                                                         $5,497,524.38

IX.   Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly Period     $976,135,665.08
      Multiplied by Basic Servicing Fee Rate                                               1.25%
      Multiplied by Months per year                                                    0.104167%
                                                                                ----------------

      Basic Servicing Fee                                                                         $1,016,807.98

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                    $0.00

      Supplemental Servicing Fees                                                                         $0.00
                                                                                                 ---------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $1,016,807.98
                                                                                                                   ================

X.    Information for Preparation of Statements to Noteholders

               a.          Aggregate principal balance of the Notes as of first
                              day of Monthly Period
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                               $237,283,455.22
                                     Class A-3 Notes                                                               $321,000,000.00
                                     Class A-4 Notes                                                               $121,000,000.00
                                     Class A-5 Notes                                                               $209,000,000.00

               b.          Amount distributed to Noteholders allocable to
                              principal
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                $23,201,796.27
                                     Class A-3 Notes                                                                         $0.00
                                     Class A-4 Notes                                                                         $0.00
                                     Class A-5 Notes                                                                         $0.00

               c.          Aggregate principal balance of the Notes (after
                              giving effect to distributions on the Distribution
                              Date)
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                               $214,081,658.95
                                     Class A-3 Notes                                                               $321,000,000.00
                                     Class A-4 Notes                                                               $121,000,000.00
                                     Class A-5 Notes                                                               $209,000,000.00

               d.          Interest distributed to Noteholders
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                 $1,342,628.88
                                     Class A-3 Notes                                                                 $1,824,350.00
                                     Class A-4 Notes                                                                   $695,750.00
                                     Class A-5 Notes                                                                 $1,217,425.00

               f.          1.  Class A-1 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00
                           2.  Class A-2 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00
                           3.  Class A-3 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00
                           4.  Class A-4 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00
                           5.  Class A-5 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00



                                Page 6 (2000-2)

               g.          Amount distributed payable out of amounts withdrawn
                              from or pursuant to:
                           1.  Reserve Account                                                           $0.00
                           2.  Capitalized Interest Account                                              $0.00
                           3.  Claim on the Note Policy                                                  $0.00

               h.          Remaining Pre-Funded Amount                                                                     $0.00

               i.          Remaining Reserve Amount                                                                $5,497,524.38

               k.          Prepayment amounts
                                     Class A-1 Prepayment Amount                                                           $0.00
                                     Class A-2 Prepayment Amount                                                           $0.00
                                     Class A-3 Prepayment Amount                                                           $0.00
                                     Class A-4 Prepayment Amount                                                           $0.00
                                     Class A-5 Prepayment Amount                                                           $0.00

               l.           Prepayment Premiums
                                     Class A-1 Prepayment Premium                                                          $0.00
                                     Class A-2 Prepayment Premium                                                          $0.00
                                     Class A-3 Prepayment Premium                                                          $0.00
                                     Class A-4 Prepayment Premium                                                          $0.00
                                     Class A-5 Prepayment Premium                                                          $0.00

               m.          Total of Basic Servicing Fee, Supplemental Servicing
                              Fees and other fees, if any, paid by the Trustee on
                              behalf of the Trust                                                                  $1,016,807.98

               n.          Note Pool Factors (after giving effect to
                              distributions on the Distribution Date)
                                     Class A-1 Notes                                                                  0.00000000
                                     Class A-2 Notes                                                                  0.61341450
                                     Class A-3 Notes                                                                  1.00000000
                                     Class A-4 Notes                                                                  1.00000000
                                     Class A-5 Notes                                                                  1.00000000

XI.   Pool Balance and Aggregate Principal Balance

                           Original Pool Balance at beginning of Monthly Period                                   778,288,759.79
                           Subsequent Receivables                                                                $321,216,114.99
                                                                                                               ------------------
                           Original Pool Balance at end of Monthly Period                                      $1,099,504,874.78
                                                                                                               ==================

                           Aggregate Pool Balance as of preceding Accounting Date                                 976,135,665.08
                           Aggregate Pool Balance as of current Accounting Date                                   950,639,185.66

      Monthly Period Liquidated Receivables                                     Monthly Period Administrative Receivables

                                             Loan #                Amount                                      Loan #      Amount
                                             ------                ------                                      ------      ------
                               see attached listing             $5,282,870.64                    see attached listing          --
                                                                        $0.00                                               $0.00
                                                                        $0.00                                               $0.00
                                                                        $0.00                                               $0.00
                                                                --------------                                              ------
                                                                $5,282,870.64                                               $0.00
                                                                ==============                                              ======

XII.  Thirty Day Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all Receivables
          delinquent more than 30 days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                            $25,854,898.04

      Aggregate Principal Balance as of the Accounting Date                                     $950,639,185.66
                                                                                                ----------------

      Thirty Day Delinquency Ratio                                                                                    2.71973830%
                                                                                                                      ===========



                                Page 7 (2000-2)

                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 2001


I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION        $1,099,504,874.78

                           AGE OF POOL (IN MONTHS)                            7

II.   Thirty Day Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all Receivables
         delinquent more than 30 days with respect to all or any portion of a
         Scheduled Payment
         as of the Accounting Date                                                                 25,854,898.04

      Aggregate Principal Balance as of the Accounting Date                                       950,639,185.66
                                                                                                  ---------------

      Thirty Day Delinquency Ratio                                                                                      2.71973830%
                                                                                                                  =================

III.  Average Thirty Day Delinquency Ratio

      Thirty Day Delinquency ratio - current Determination Date                                       2.71973830%

      Thirty Day Delinquency ratio - preceding Determination Date                                     2.60447985%

      Thirty Day Delinquency ratio - second preceding Determination Date                              2.68473078%
                                                                                                  ---------------

      Average Thirty Day Delinquency Ratio                                                                              2.66964964%
                                                                                                                  =================

IV.   Cumulative Net Loss Ratio

      Cumulative balance of losses as of the preceding Accounting Date                                               $7,710,504.74

                      Add: Sum of Principal Balances (as of the Accounting
                              Date) of Receivables that became Liquidated
                              Receivables during the Monthly Period or that
                              became Purchased Receivables during Monthly Period
                              (if delinquent more than 30 days with respect to
                              any portion of a Scheduled
                              Payment at time of purchase)                                         $5,282,870.64

                           Liquidation Proceeds received by the Trust                             ($2,745,240.65)
                                                                                                  ---------------

      Cumulative balance of losses as of the current Accounting Date                                                $10,248,134.73

V.    Cumulative Net Loss Rate as a % of Original Principal Balance

      Cumulative Net Loss Rate - current Determination Date                                            0.9320681%

      Cumulative Net Loss Rate - preceding Determination Date                                          0.7012706%

      Cumulative Net Loss Rate - second preceding Determination Date                                   0.4576704%

VI.   Annualized Net Loss Ratio

                      Add: Aggregate of Principal Balances as of the
                              Accounting Date (plus accrued and unpaid interest
                              theron to the end of the Monthly Period) of all
                              Receivables that became Liquidated Receivables or
                              that became Purchased Receivables and that were
                              delinquent more than 30 days with respect to any
                              portion of a Scheduled Payment as of the
                              Accounting Date                                                      $5,282,870.64

                           Liquidation Proceeds received by the Trust                             ($2,745,240.65)
                                                                                                  ---------------

      Net Losses as of the current Accounting Date                                                                   $2,537,629.99
                                                                                                                  -----------------

VII.  Annualized Net Loss Ratio as a % of Beginning Pool Balance

      Annualized Net Loss Ratio - current Determination Date                                           3.1196032%

      Annualized Net Loss Ratio - preceding Determination Date                                         3.2039907%

      Annualized Net Loss Ratio - second preceding Determination Date                                  2.6685346%

      Average Annualized Net Loss Ratio:                                                                                  2.9973762%
                                                                                                                  =================



                                Page 8 (2000-2)

VIII. Other Information Provided to MBIA

                        A. Credit Enhancement Fee information:

                           Amount paid last month                                                   $136,929.66
                           Aggregate Note Principal Balance as
                              of the previous Distribution Date           $888,283,455.22
                           Multiplied by: Credit Enhancement Fee
                              (18 bp's) * (30/360)                                 0.0150%         $ 133,242.52
                                                                    ----------------------      ----------------
                           Adjustment amount                                                                          ($3,687.14)
                           Amount due this month                                                                     $133,242.52

                                     Amount due to MBIA                                                              $129,555.38
                                                                                                                =================

                        B. Delinquency Information

                                     NUMBER OF DAYS DELINQUENT           AMOUNT
                                     -------------------------           ------
                                               31-60                  $ 15,141,077.04
                                               61-90                  $  4,927,075.26
                                               91 +                   $  5,786,745.74
                                                                    ------------------
                                                                      $ 25,854,898.04

IX.   Reserve Account Information                                                                     $                  %

      Beginning Balance                                                                          $5,497,524.38       0.57829768%

      Deposit to the Reserve Account                                                                     $0.00       0.00000000%
      Reserve Account Additional Deposit                                                                 $0.00       0.00000000%
      Withdrawal from the Reserve Account                                                                $0.00       0.00000000%
      Disbursements of Excess                                                                      ($20,563.05)     -0.00216308%
      Interest earnings on Reserve Account                                                          $20,563.05       0.00216308%
                                                                                                ---------------    --------------

                                                                                                ---------------    --------------
      Ending Balance                                                                             $5,497,524.38       0.57829768%
                                                                                                ===============    ==============

      Specified Balance pursuant to Section 3.03 of the Reserve Account
          Agreement among Arcadia Financial Ltd., Arcadia Receivables Finance
          Corp., MBIA and Bank One, National Association                                         $5,497,524.38       0.57829768%
                                                                                                ===============    ==============

X.    Trigger Events

--------------------------------------------------------------------------------------------------------------
                                          Current Amount       Level I Trigger Level    Level II Trigger Level
                                          --------------       ---------------------    ----------------------
Average Thirty Day Delinquency Ratio          2.66964964%                7.00%                  8.00%
Cumulative Net Loss Ratio                      0.9320681%                2.70%                  3.40%
Average Annualized Net Loss Ratio             2.99737615%                7.75%                  9.20%
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                          Level I Trigger Event?  Level II Trigger Event?
                                          ----------------------  -----------------------
Average Thirty Day Delinquency Ratio                No                      No
Cumulative Net Loss Ratio                           No                      No
Average Annualized Net Loss Ratio                   No                      No
-----------------------------------------------------------------------------------------

XI.   Insurance Agreement Events of Default

      To the knowledge of the Servicer, an Insurance Agreement
         Event of Default has occurred                                                         Yes            No   X
                                                                                                  -------       -------



                                Page 9 (2000-2)